09:54:14 AM                                             EXHIBIT 99. 2


                       MBNA MASTER CREDIT CARD TRUST 92-1

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                       12/15/97


        Coupon                                                      7.25%


        Excess Protection Level
          3 Month Average                                           4.63%
        August, 1996                                                5.17%
        July, 1996                                                  4.26%
        June, 1996                                                  4.47%


        Cash Yield                                                 18.79%


        Investor Charge Offs                                        3.86%


        Base Rate                                                   9.75%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,315,538,086.13